__________ RS Control Number                                  Date:  May 7, 1996
____________________ Grantee
__________ Number of Shares (the "Shares")


                                1996 ESELCO, INC.
                           RESTRICTED STOCK BONUS PLAN

                           RESTRICTED STOCK AGREEMENT


     Shares of Restricted Stock are hereby awarded on the date first shown above, by ESELCO, Inc., (the "Holding Company"), to the above identified individual (the "Grantee") in accordance with the following terms and conditions:


Share Award

     1. The Holding Company hereby awards the Grantee the number of shares indicated above (the "Shares") of Common Stock ("Common Stock"), of the Holding Company pursuant to the 1996 ESELCO, Inc., Restricted Stock Bonus Plan, as the same may from time to time be amended (the "Plan"), and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth. A copy of the Plan as currently in effect is incorporated herein by reference and is provided herewith.


Restrictions on Transfer

     2. Until vested, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee. The Shares will vest 100% upon the occurrence of the 5th (fifth) anniversary date hereof. There shall be no vesting prior to this time, except as expressly provided elsewhere in this Agreement.

          The Committee referred to in Section 3 of the Plan or its successor (the "Committee") shall have the authority, in its discretion, to accelerate the time at which any or all of the Shares shall vest, or to remove any or all of such restrictions, whenever the Committee, in its sole discretion, may determine that such action is appropriate by reason of changes to applicable tax or other laws, or other changes in circumstances occurring after this share award.


Termination of Service

     3. Except as provided in Section 7 below, at such time as the Grantee is no longer employed by the Holding Company (or one of its Affiliates) for any reason except death, total or partial disability, or retirement, all shares which at the time of such termination of service are not vested shall upon such termination of service be forfeited to the Holding Company.

          In the event that the Grantee ceases to be employed by the Holding Company (or one of its Affiliates) due to death, total or partial disability, or retirement, the Committee may, in its sole discretion and without obligations, review the possibility of accelerating vesting.


Certificates for the Shares

     4. The Holding Company shall issue certificates in respect of the Shares in the name of the Grantee, and shall hold such certificates on deposit for the account of the Grantee until the Shares represented thereby are vested. Certificates representing vested shares, and the related stock powers, as provided for in Section 5 below, shall be promptly delivered to the Grantee when and as vesting occurs. The certificates shall bear the following legend:

               "The shares represented by this certificate are RESTRICTED and thus they are not freely tradeable. Compliance with certain provisions of the Federal Securities Laws is required before transfer."

Stock Powers

     5. Simultaneously with his execution of this Agreement, the Grantee shall execute stock powers in favor of the Holding Company with respect to the Shares and he shall promptly deliver such stock powers to the Holding Company.


Grantee's Rights

     6. Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a stockholder, including, but not limited to, the right to receive all dividends paid on the Shares and the right to vote the Shares.


Adjustments Upon Changes in Capitalization or Certain Sales or Distributions

     7. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, or any other change in the corporate structure of the Holding Company affecting Shares, or a sale by the Holding Company of all or part of its assets other than in the normal course business, or any distribution to stockholders other than a normal cash dividend, the Board of Directors shall make appropriate adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Restricted Stock Awards as it determines appropriate.


Delivery and Registration of Shares of Common Stock

     8. The Holding Company's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state, or local securities regulation. It may be provided that any representation requirement shall become inoperative upon a registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation. The Holding Company shall not be required to deliver any shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule, or regulation, as the Committee shall determine to be necessary or advisable.


Plan and Plan Interpretations as Controlling

     9. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Committee shall be binding and conclusive upon the Grantee or his legal representatives with regard to any question arising hereunder or under the Plan.


Grantee Service

     10. Nothing in this Agreement shall limit the right of the Holding Company or any of its Affiliates to terminate the Grantee's service as a director, officer, or employee, or otherwise impose upon the Holding Company or any of its Affiliates any obligation to employ or accept the services of the Grantee.


Withholding and Social Security Taxes

     11. Upon the vesting of any Shares (or at any such earlier time, if any, that an election is made under Section 83(b) of the 1986 Internal Revenue Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Holding Company or its Affiliate shall be entitled to withhold from the Grantee's compensation an amount sufficient to fulfill its or its Affiliate's withholding requirements for federal, state, and social security taxes. Alternatively, the Holding Company or its Affiliate may require the Grantee to pay the Holding Company or its

 Affiliate the amount of any taxes which the Holding Company or its Affiliate is required to withhold with respect to the Shares or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Holding Company's or its Affiliate's method of satisfying its withholding obligations shall be solely in the discretion of the Holding Company or its Affiliate, subject to applicable federal, state, and local laws.

Grantee Acceptance

     12. The Grantee shall signify his acceptance of the terms and conditions of this Agreement by signing the signature page of the Notice of Award accompanying this Agreement in the space provided, endorsing in blank the stock powers provided herewith, and returning these documents (together with the certificates for the shares) to the Holding Company. IF THE FULLY EXECUTED DOCUMENTS, REQUIRED BY THIS PARAGRAPH TO BE RETURNED, HAVE NOT BEEN RECEIVED BY THE HOLDING COMPANY WITHIN THIRTY (30) DAYS FROM THE DATE FIRST SHOWN ABOVE, THE HOLDING COMPANY MAY REVOKE THIS AWARD, AND VOID ALL OBLIGATIONS UNDER THIS AGREEMENT.

                                                       ESELCO, INC.
                                                       (the "Holding Company")


                                                      William R. Gregory
                                                      Director

__________ RS Control Number                                  Date:  May 7, 1996


                                 NOTICE OF AWARD

Dear Award Recipient:

     At the direction of the Restricted Stock Bonus Plan Committee, appointed by the Board of Directors of ESELCO, Inc., (the "Holding Company"), you are hereby notified that the Committee has granted to you:

          Restricted Stock

pursuant to the 1996 ESELCO, Inc., Restricted Stock Bonus Plan adopted by the Board of Directors and ratified and approved by the Stockholders of the Holding Company on May 7, 1996.

     Enclosed are copies of the following documents governing your award:

          A.   1996 ESELCO, Inc., Restricted Stock Bonus Plan; and
          B.   Restricted Stock Agreement

     The following is a summary of certain provisions of the Plan and Agreement which govern your award; however, this summary is qualified in its entirety by reference to those documents.


Restricted Stock

     The Restricted Stock granted to you will, upon vesting, entitle you to shares of common stock of the Holding Company. The date of the grant of this award is shown at the top of this page. On this date the fair market value (the average of the quoted bid and ask price) of the Holding Company Common Stock was $27.88 per share.

     Please direct your attention to the provisions of the Restricted Stock Agreement and Plan which govern the award of restricted stock to you. You will observe that your shares are 100% vested on the 5th (fifth) anniversary date of the grant of this award. There shall be no vesting prior to this time except as expressly provided elsewhere in the Agreement.

     The Restricted Stock Award is in all respects limited and conditioned, as provided in the Restricted Stock Bonus Plan and the Restricted Stock Agreement. These limitations and conditions, which apply to those shares which are not vested, include the following:

          A. Prior to vesting, the shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by you;

          B. At such time as you are no longer employed by the Holding Company, or any of its Affiliates, any non-vested shares awarded hereunder at the time of your termination shall be forfeited to the Holding Company as of the date of such termination.

     The Restricted Stock Award includes certain rights and conditions as provided in the Restricted Stock Bonus Plan and the Restricted Stock Agreement. These rights and conditions include the following:

           A. Prior to vesting (as well as after vesting) you, as owner of the Shares, shall have all rights of a stockholder, including, but not limited to, the right to receive any dividends paid on the Shares and the right to vote the shares;

           B. If you remain employed as of the 5th (fifth) anniversary of this Award, all shares granted under this Agreement shall be deemed fully vested.

     I HEREBY CERTIFY THAT I HAVE READ AND BELIEVE THAT I UNDERSTAND THE TERMS AND CONDITIONS OF THE FOLLOWING:

          1996 ESELCO, INC., RESTRICTED STOCK BONUS PLAN, AND
          RESTRICTED STOCK AGREEMENT

AND BY MY SIGNATURE BELOW I ACCEPT THE GRANTS AND AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE ABOVE AGREEMENTS WITH RESPECT TO THE NUMBER OF SHARES SHOWN BELOW.

Date:  ____________________

                         ACCEPTED: _______________________________________
                                   (Name and Date)

                         Signature:_______________________________________
                                   (the "Participant")

                                   _______________________________________
                                   (Street Address)

                                   _______________________________________
                                   (City, State, and Zip Code)

     The number of shares with respect to which Awards are provided by the documents listed above is:

                    __________  Restricted Shares

                    __________  Document Control Number


     Received by the Company on ____________________
                                  (Date)


               Signed:   _______________________________________
                         Restricted Stock Bonus Plan Coordinator
                         Donald C. Wilson
                         Corporate Secretary